                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER THE
                           TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                 OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ____

                               ------------------

                            THE CHASE MANHATTAN BANK
               (Exact name of trustee as specified in its charter)

                                   13-4994650
                     (I.R.S. Employer Identification Number)

     712 MAIN STREET, HOUSTON, TEXAS                              77002
  (Address of principal executive offices)                     (Zip code)

                    LEE BOOCKER, 712 MAIN STREET, 26TH FLOOR
                       HOUSTON, TEXAS 77002 (713) 216-2448
            (Name, address and telephone number of agent for service)

                         RELIANT ENERGY RESOURCES CORP.
               (Exact name of obligor as specified in its charter)

                      DELAWARE                              76-0511406
            (State or other jurisdiction of              (I.R.S. Employer
            incorporation or organization)             Identification Number)

                     1111 LOUISIANA
                     HOUSTON, TEXAS                           77002
        (Address of principal executive offices)            (Zip code)

                              8.125% NOTES DUE 2005
                         (Title of indenture securities)

================================================================================

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                  State of New York Banking Department
                  State of Texas Department of Banking
                  Federal Deposit Insurance Corporation, Washington, D.C. Board of Governors of the Federal Reserve System, Washington, D.C.

         (b)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

                  IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

                  The obligor is not an affiliate of the trustee. (See Note on Page 7.)

ITEM 3.  VOTING SECURITIES OF THE TRUSTEE.

                  FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE.

                                    COL. A                      COL. B
                                 TITLE OF CLASS          AMOUNT OUTSTANDING
                                 --------------          ------------------

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4.  TRUSTEESHIPS UNDER OTHER INDENTURES.

                  IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING
INFORMATION:

                  (a) TITLE OF THE SECURITIES OUTSTANDING UNDER EACH SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 4. (CONTINUED)

                  (b) A BRIEF STATEMENT OF THE FACTS RELIED UPON AS A BASIS FOR THE CLAIM THAT NO CONFLICTING INTEREST WITHIN THE MEANING OF SECTION 310(b)(1) OF THE ACT ARISES AS A RESULT OF THE TRUSTEESHIP UNDER ANY SUCH OTHER INDENTURE, INCLUDING A STATEMENT AS TO HOW THE INDENTURE SECURITIES WILL RANK AS COMPARED WITH THE SECURITIES ISSUED UNDER SUCH OTHER INDENTURE.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

                  IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICER OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF THE OBLIGOR.

         COL. A              COL. B             COL. C                COL. D
                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                                                   REPRESENTED BY
                                             AMOUNT OWNED         AMOUNT GIVEN IN
   NAME OF OWNER        TITLE OF CLASS       BENEFICIALLY             COL. C
   -------------        --------------       ------------         ----------------


   Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.



ITEM 7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
         OFFICIALS.

                  FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER.

         COL. A              COL. B             COL. C                COL. D
                                                                   PERCENTAGE OF
                                                                 VOTING SECURITIES
                                                                   REPRESENTED BY
                                             AMOUNT OWNED         AMOUNT GIVEN IN
   NAME OF OWNER        TITLE OF CLASS       BENEFICIALLY             COL. C
   -------------        --------------       ------------         ----------------


   Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

               FURNISH THE FOLLOWING INFORMATION AS TO THE SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE TRUSTEE.

         COL. A                  COL. B                COL. C                  COL. D
                                                    AMOUNT OWNED
                               WHETHER THE         BENEFICIALLY OR          PERCENT OF
                               SECURITIES         HELD AS COLLATERAL           CLASS
                               ARE VOTING            SECURITY FOR          REPRESENTED BY
                              OR NONVOTING          OBLIGATIONS IN         AMOUNT GIVEN IN
      TITLE OF CLASS           SECURITIES               DEFAULT                COL. C
      --------------          ------------        ------------------       ---------------


         Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.









ITEM 9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

               IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING

INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A               COL. B                COL. C                    COL. D
                                                AMOUNT OWNED
                                               BENEFICIALLY OR             PERCENT OF
                                              HELD AS COLLATERAL             CLASS
    NAME OF ISSUER                              SECURITY FOR             REPRESENTED BY
          AND                AMOUNT            OBLIGATIONS IN           AMOUNT GIVEN IN
     TITLE OF CLASS        OUTSTANDING       DEFAULT BY TRUSTEE              COL. C
   ----------------        -----------       ------------------         ----------------


     Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

               IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR OR
(2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON.

        COL. A               COL. B                COL. C                    COL. D
                                                AMOUNT OWNED
                                               BENEFICIALLY OR             PERCENT OF
                                              HELD AS COLLATERAL             CLASS
    NAME OF ISSUER                              SECURITY FOR             REPRESENTED BY
          AND                AMOUNT            OBLIGATIONS IN           AMOUNT GIVEN IN
     TITLE OF CLASS        OUTSTANDING       DEFAULT BY TRUSTEE              COL. C
   ----------------        -----------       ------------------         ----------------


    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

               IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OR SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE.

        COL. A               COL. B                COL. C                    COL. D
                                                AMOUNT OWNED
                                               BENEFICIALLY OR             PERCENT OF
                                              HELD AS COLLATERAL             CLASS
    NAME OF ISSUER                              SECURITY FOR             REPRESENTED BY
          AND                AMOUNT            OBLIGATIONS IN           AMOUNT GIVEN IN
     TITLE OF CLASS        OUTSTANDING       DEFAULT BY TRUSTEE              COL. C
   ----------------        -----------       ------------------         ----------------


    Not applicable by virtue of Form T-1 General Instruction B and response to
Item 13.


ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

               EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

            COL. A                        COL. B             COL. C
          NATURE OF                       AMOUNT
        INDEBTEDNESS                    OUTSTANDING         DATE DUE
        ------------                    -----------         --------


       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.


ITEM 13. DEFAULTS BY THE OBLIGOR.

     (a) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     There is not, nor has there been, a default with respect to the securities under this indenture. (See Note on Page 7.)


ITEM 13. (CONTINUED)

         (b) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

         There has not been a default under any such indenture or series. (See Note on Page 7.)

ITEM 14.  AFFILIATIONS WITH THE UNDERWRITERS.

               IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

       Not applicable by virtue of Form T-1 General Instruction B and response to Item 13.

ITEM 15. FOREIGN TRUSTEE.

               IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE FOREIGN TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

               Not applicable.

ITEM 16. LIST OF EXHIBITS.

               LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

               - 1. A copy of the articles of association of the trustee now in effect.

               # 2. A copy of the certificate of authority of the trustee to commence business.

               * 3. A copy of the certificate of authorization of the trustee to exercise corporate trust powers.

               + 4.  A copy of the existing bylaws of the trustee.

                 5.  Not applicable.

                 6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

                 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                 8.  Not applicable.

                 9.  Not applicable.

                      NOTE REGARDING INCORPORATED EXHIBITS

         Effective August 1, 2000, Chase Bank of Texas, National Association merged into The Chase Manhattan Bank, a New York banking corporation. The exhibits incorporated below relate to The Chase Manhattan Bank. The report of condition is that of The Chase Manhattan bank for the third quarter, 2000.

         - Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         #     Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.

         * The Trustee is authorized to exercise corporate trust powers under the banking law of the State of New York.

         +     Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-46070.


                                      NOTE

               Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Items 2 and 13, the answers to said Items are based on incomplete information. Such Items may, however, be considered as correct unless amended by an amendment to this Form T-1.



                                    SIGNATURE

         PURSUANT TO THE REQUIREMENTS OF THE TRUST INDENTURE ACT OF 1939 THE TRUSTEE, THE CHASE MANHATTAN BANK, A NEW YORK BANKING CORPORATION AND SUCCESSOR TO CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO AUTHORIZED, ALL IN THE CITY OF HOUSTON, AND STATE OF TEXAS, ON THE FIRST DAY OF NOVEMBER, 2000.

                                       THE CHASE MANHATTAN BANK,
                                       AS TRUSTEE


                                       By: /s/ Debbie Miller
                                          --------------------------------
                                                   Debbie Miller
                                          Vice President and Trust Officer

                                                                      EXHIBIT 6



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

         The undersigned is succcessor trustee under an Indenture, as supplemented, between Reliant Energy Resources Corp., formerly known as NorAm Energy Corp., a Delaware corporation, as obligor (the "Company"), and Chase Bank of Texas, National Association, now known as The Chase Manhattan Bank, as Trustee, entered into in connection with the issuance of the Company's 8.125% Notes due 2005.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                       Very truly yours,

                                       THE CHASE MANHATTAN BANK, as Trustee


                                       By: /s/ Debbie Miller
                                          -----------------------------------
                                                    Debbie Miller
                                          Vice President and Trust Officer

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                  at the close of business June 30, 2000, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                            DOLLAR AMOUNTS
                                         ASSETS                                              IN MILLIONS

Cash and balances due from depository institutions:
     Noninterest-bearing balances and
       currency and coin ................................................................      $ 15,412
     Interest-bearing balances ..........................................................         4,593
Securities:
Held to maturity securities .............................................................           613
Available for sale securities ...........................................................        57,372
Federal funds sold and securities purchased under
     agreements to resell ...............................................................        29,490
Loans and lease financing receivables:
     Loans and leases, net of unearned income ...........................................      $142,368
     Less: Allowance for loan and lease losses ..........................................         2,227
     Less: Allocated transfer risk reserve ..............................................             0
                                                                                               --------
     Loans and leases, net of unearned income,
       allowance, and reserve ...........................................................       140,141
Trading Assets ..........................................................................        48,079
Premises and fixed assets (including capitalized
     leases) ............................................................................         3,447
Other real estate owned .................................................................            27
Investments in unconsolidated subsidiaries and
     associated companies ...............................................................           259
Customers' liability to this bank on acceptances
     outstanding ........................................................................           676
Intangible assets .......................................................................         3,994
Other assets ............................................................................        16,373
                                                                                               --------
TOTAL ASSETS ............................................................................      $320,476
                                                                                               ========


                                     - 4 -


                                       LIABILITIES
Deposits
     In domestic offices ................................................................      $103,433
     Noninterest-bearing ................................................................       $42,054
     Interest-bearing ...................................................................        61,379
     In foreign offices, Edge and Agreement
       subsidiaries and IBF's ...........................................................        92,486
Noninterest-bearing .....................................................................      $  5,683
     Interest-bearing ...................................................................        86,803

Federal funds purchased and securities sold under agree-
  ments to repurchase ...................................................................        49,016
Demand notes issued to the U.S. Treasury ................................................           750
Trading liabilities .....................................................................        32,878
Other borrowed money (includes mortgage indebtedness
     and obligations under capitalized leases):
     With a remaining maturity of one year or less ......................................         4,298
     With a remaining maturity of more than one year
       through three years ..............................................................             0
     With a remaining maturity of more than three years .................................            97
Bank's liability on acceptances executed and outstanding ................................           676
Subordinated notes and debentures .......................................................         5,430
Other liabilities .......................................................................        12,129

TOTAL LIABILITIES .......................................................................       301,193

                                     EQUITY CAPITAL

Perpetual preferred stock and related surplus ...........................................             0
Common stock ............................................................................         1,211
Surplus (exclude all surplus related to preferred stock) ................................        11,066
Undivided profits and capital reserves ..................................................         8,165
Net unrealized holding gains (losses)
  on available-for-sale securities ......................................................        (1,175)
Accumulated net gains (losses) on cash flow hedges.......................................             0
Cumulative foreign currency translation adjustments .....................................            16
TOTAL EQUITY CAPITAL ....................................................................        19,283
                                                                                               --------
TOTAL LIABILITIES AND EQUITY CAPITAL ....................................................      $320,476
                                                                                               ========


I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                              JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                              WILLIAM B. HARRISON, JR.   )
                              JOHN R. STAFFORD           )DIRECTORS
                              M. ANTHONY BURNS           )

                                     -5-